UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2006

Analogic Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-326-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On September 26, 2006, Analogic Corporation (the "Registrant") announced its financial results for the fiscal quarter and year ended July 31, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 2.06 Material Impairments.

On September 20, 2006, the Audit Committee of the Registrant’s Board of Directors determined to record two asset impairment charges totaling $11,580,000 for the fiscal quarter and year ended July 31, 2006. The first asset impairment charge of $7,730,000 involved the write-down of capitalized software and inventories that were in excess of the Registrant’s estimated future requirements related to a medical CT development program. A second impairment charge of $3,850,000 for capitalized software was recorded as a result of the Company’s decision to discontinue the development of a medical CT workstation. The Registrant does not expect the impairment charges to result in any future cash expenditures.

Item 8.01 Other Events.

A dispute has arisen between the Registrant and an OEM customer with whom the Registrant has a Development Agreement regarding a medical CT program. The dispute relates to whether either party breached the agreement. If the Registrant and the customer are unable to resolve their differences with respect to the Agreement, arbitration may result. At this stage, the Registrant cannot predict how this dispute will be resolved or determined. The Registrant has not at this time accrued any expenses related to this dispute, but it is possible that the Registrant may in the future incur expenses or liabilities to the OEM customer in connection with this matter.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description
99.1 Press Release dated September 26, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

September 26, 2006	By:	/s/ John J. Millerick

Name: John J. Millerick
Title: Senior Vice President, Chief Financial Officer, and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 26, 2006